UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Annual Meeting of Stockholders

On June 8, 2020, the Board of Directors of NeuBase Therapeutics, Inc. (the “Company”) determined that the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on August 12, 2020 online via live audio-only webcast, at a time to be specified in the Company’s definitive proxy statement for the 2020 Annual Meeting. The Company is making this announcement of the 2020 Annual Meeting date to establish deadlines for submission of stockholder proposals and nominations for the 2020 Annual Meeting.

Proxy Statement Proposals

Stockholders wishing to submit a proposal for inclusion in the Company’s proxy statement for the 2020 Annual Meeting must ensure, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that such proposal is received by the Secretary of the Company at the principal executive offices of the Company located at 700 Technology Drive, Third Floor, Pennsylvania, PA 15219, on or before June 19, 2020. Any such proposals must also meet the requirements set forth in Rule 14a-8 and all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Exchange Act, in order to be eligible for inclusion in the proxy statement.

Other Proposals and Nominations

The Company’s Amended and Restated Bylaws (the “Bylaws”) govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy statement for that meeting. Under the Bylaws, in order to nominate directors or propose other business at the 2020 Annual Meeting, a stockholder entitled to vote must comply with the procedures and timing set forth in the Bylaws, including delivering a notice to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on June 19, 2020. The notice must contain the information required by the Bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement for the 2020 Annual Meeting under Rule 14a-8. A copy of the Bylaws was attached as Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019, filed with the U.S. Securities and Exchange Commission on January 10, 2020, and can also be obtained by contacting the Secretary of the Company at the address above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: June 9, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer